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                           INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of AntiVirals, Inc. on Form S-4 of our report dated April 15, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP

Seattle, Washington
August 6, 1998